                                                                   EXHIBIT 99.01

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Grey Global Group Inc. (the "Company") for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Edward H. Meyer, as Chief Executive Officer of the Company, and Steven G. Felsher, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By:      /s/ EDWARD H. MEYER
                                            ------------------------------------
                                            Name: Edward H. Meyer
                                            Title:  Chief Executive Officer

Date: March 26, 2003

                                          By:     /s/ STEVEN G. FELSHER
                                            ------------------------------------
                                            Name: Steven G. Felsher
                                            Title:  Chief Financial Officer

Date: March 26, 2003

     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.